SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 2, 2004

(Date of earliest event reported)

Drexler Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-6377	77-0176309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1875 N. Shoreline Boulevard, Mountain View, California 94043

(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code: (650) 969-7277

TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits

Item 9. Regulation FD Disclosure

Item 12. Results of Operations and Financial Condition

Signatures

Index to Exhibits

Exhibit 99.1

Exhibit 99.2

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following exhibits are included herewith as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Exhibit 99.1, Registrant’s News Release dated August 2, 2004, which is furnished pursuant to Item 9 of Form 8-K.

99.2	Exhibit 99.2, Registrant’s News Release dated August 2, 2004, which is furnished pursuant to Item 12 of Form 8-K.

ITEM 9. REGULATION FD DISCLOSURE.

On August 2, 2004, Registrant announced via news release that its board of directors had authorized a share repurchase program. The full text of the news release issued in connection with that announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K

The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 2, 2004, Registrant announced via news release its financial results for its fiscal 2005 first quarter ended June 30, 2004. The full text of the news release issued in connection with that announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized on the 2nd day of August, 2004.

DREXLER TECHNOLOGY CORPORATION

(Registrant)

By:	/s/ STEVEN G. LARSON
Steven G. Larson
Vice President, Finance and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Exhibit 99.1, Registrant’s News Release dated August 2, 2004, which is furnished pursuant to Item 9 of Form 8-K.

99.2	Exhibit 99.2, Registrant’s News Release dated August 2, 2004, which is furnished pursuant to Item 12 of Form 8-K.